844-MVP-TALK | mail@mountainvalleypipeline.info | www.mountainvalleypipeline.info N E W S R E L E A S E Mountain Valley Pipeline Revises Cost Estimate Continues to Target a Full In-Service for Late 2019 Pittsburgh, PA (September 24, 2018) – Mountain Valley Pipeline, LLC, today, announced that it has increased its overall project cost estimate to $4.6 billion. Approximately half of the cost increase is due to extended periods of work stoppage during August that triggered ongoing contractual charges and schedule changes – with the balance relating to extraordinary rainfall events that continued through the summer, recent hurricane preparedness actions that interrupted full-construction activities, and certain unanticipated construction cost overruns. The Federal Energy Regulatory Commission cleared MVP to restart full construction on August 29, 2018, with exception of approximately 25 miles of the route. Based on the current construction plan, MVP expects to complete more than 50% of the pipeline by year-end. The halting of construction due to court challenges from environmental opponents have caused lengthy project delays, material cost increases, and burdens for local communities and agencies; and have also impeded the delivery of low-cost energy resources to consumers and other end-user markets. Along with the work stoppage, significant costs have been incurred to enhance and repair erosion and sediment control devices due to unprecedented rainfall in West Virginia and Virginia during the past several months. With ongoing evaluation of its construction plan, MVP continues to target a full in-service during the fourth quarter 2019. MVP is committed to the safety of its communities, to the preservation and protection of the environment, and to the continued responsible construction of this important natural gas infrastructure project that will serve homes and business in the mid-Atlantic and Southeast United States. About Mountain Valley Pipeline The Mountain Valley Pipeline (MVP) is a proposed underground, interstate natural gas pipeline system that spans approximately 303 miles from northwestern West Virginia to southern Virginia. Subject to approval and regulatory oversight by the Federal Energy Regulatory Commission, the MVP will be constructed and owned by Mountain Valley Pipeline, LLC – a joint venture of EQT Midstream Partners, LP; NextEra US Gas Assets, LLC; Con Edison Transmission, Inc.; WGL Midstream; and RGC Midstream, LLC. The MVP was designed to transport clean-burning natural gas from the prolific Marcellus and Utica shale regions to the growing demand markets in the Mid-Atlantic and Southeast areas of the United States. Targeting a full in-service during the fourth quarter 2019, EQT Midstream Partners (NYSE: EQM), primary interest owner, will operate the pipeline. From planning and development, to construction and in-service operation – MVP is dedicated to the safety of its communities, employees, and contractors; and to the preservation and protection of the environment. Visit www.mountainvalleypipeline.info Cautionary Statements Disclosures in this news release contain certain forward-looking statements that do not relate strictly to historical or current facts and are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include the expectations of plans, strategies, objectives and growth, and anticipated financial and operational performance of Mountain Valley Pipeline, LLC, including guidance regarding the proposed Mountain Valley Pipeline (MVP); the expected cost of the MVP; MVP’s efforts related to safety and environmental protection; and the timing of development, construction and in-service for the MVP. The forward- looking statements included in this news release are subject to risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Mountain Valley Pipeline, LLC has based these forward-looking statements on current expectations and assumptions about future events.

While Mountain Valley Pipeline, LLC considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and are beyond its control. The risks and uncertainties that may affect the operations, performance, and results of Mountain Valley Pipeline, LLC and forward-looking statements include, but are not limited to: The business, financial condition, results of operations and prospects could suffer if Mountain Valley Pipeline, LLC does not proceed with projects under development or is unable to complete the construction of, or capital improvements to, its facilities on schedule or within budget. The ability to complete construction of, and capital improvements to, facilities on schedule and within budget may be adversely affected by escalating costs for materials and labor and regulatory compliance, inability to obtain or renew necessary licenses, rights-of-way, permits or other approvals on acceptable terms or on schedule, disputes involving contractors, labor organizations, land owners, governmental entities, environmental groups, Native American and aboriginal groups, and other third parties, negative publicity, transmission interconnection issues, and other factors. If any development project or construction or capital improvement project is not completed, is delayed or is subject to cost overruns, certain associated costs may not be approved for recovery or recoverable through regulatory mechanisms that may otherwise be available, and Mountain Valley Pipeline, LLC could become obligated to make delay or termination payments or become obligated for other damages under contracts, could experience the loss of tax credits or tax incentives, or delayed or diminished returns, and could be required to write-off all or a portion of its investment in the project. Any of these events could have a material adverse effect on Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects. Mountain Valley Pipeline, LLC may face risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project development agreements that may impede its development and operating activities. Mountain Valley Pipeline, LLC must periodically apply for licenses and permits from various local, state, federal and other regulatory authorities and abide by their respective conditions. Should Mountain Valley Pipeline, LLC be unsuccessful in obtaining necessary licenses or permits on acceptable terms, should there be a delay in obtaining or renewing necessary licenses or permits or should regulatory authorities initiate any associated investigations or enforcement actions or impose related penalties or disallowances on Mountain Valley Pipeline, LLC, Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects could be materially adversely affected. Any failure to negotiate successful project development agreements for new facilities with third parties could have similar results. Mountain Valley Pipeline, LLC’s gas infrastructure facilities and other facilities are subject to many operational risks. Operational risks could result in, among other things, lost revenues due to prolonged outages, increased expenses due to monetary penalties or fines for compliance failures, liability to third parties for property and personal injury damage, a failure to perform under applicable sales agreements and associated loss of revenues from terminated agreements or liability for liquidated damages under continuing agreements. The consequences of these risks could have a material adverse effect on Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects. Uncertainties and risks inherent in operating and maintaining Mountain Valley Pipeline, LLC's facilities include, but are not limited to, risks associated with facility start-up operations, such as whether the facilities will achieve projected operating performance on schedule and otherwise as planned. Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects can be materially adversely affected by weather conditions, including, but not limited to, the impact of severe weather. Threats of terrorism and catastrophic events that could result from terrorism, cyber-attacks, or individuals and/or groups attempting to disrupt Mountain Valley Pipeline, LLC’s business, or the businesses of third parties, may materially adversely affect Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects. Mountain Valley Pipeline media inquiries: Natalie Cox – Corporate Director, Communications 412.395.3941 ncox@eqt.com 2